UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 Porter Drive, Palo Alto, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 845-7700

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On April 24, 2003, Telik publicly disseminated a press release announcing certain financial results for the quarter ended March 31, 2003. A copy of the press release with respect to this matter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number	Description

99.1	Press Release entitled “Telik Announces First Quarter 2003 Financial Results,” dated April 24, 2003.

Item 9. Regulation FD Disclosure (Information Provided under Item 12, Disclosure of Results of Operations and Financial Condition).

Pursuant to the Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On April 24, 2003, Telik publicly disseminated a press release announcing certain financial results for the quarter ended March 31, 2003. A copy of the press release with respect to this matter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Date: April 24, 2003	/s/ CYNTHIA M. BUTITTA
Cynthia M. Butitta, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “Telik Announces First Quarter 2003 Financial Results,” dated April 24, 2003.